ARGENT LARGE CAP ETF Ticker Symbol: ABIG Listed on The Nasdaq Stock Market LLC	SUMMARY PROSPECTUS September 30, 2025 www.argentetfs.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated September 30, 2025, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at www.argentetfs.com/abig. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Argent Large Cap ETF (the “Fund”) seeks long-term capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.49%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.49%
1 Other Expenses are estimated for the current fiscal year.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$50	$157
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period April 8, 2025 (commencement of operations) to May 31, 2025 Fund’s portfolio turnover rate was 5% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in the equity securities of large-capitalization companies that Argent Capital Management LLC, the Fund’s sub-adviser (the “Sub-Adviser”), believes are high quality, enduring businesses. Equity securities include common stocks and American Depositary Receipts (ADRs) evidencing ownership in common stocks. Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in large-capitalization companies. The Sub-Adviser defines large-capitalization companies as the approximately 1,000 largest companies by market capitalization. The Fund will generally hold 30 to 35 stocks. While it is anticipated that the Fund will invest across a range of industries, certain sectors may be overweighted compared to others because the Sub-Adviser seeks best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.
The Sub-Adviser’s multi-step investment process is based primarily on qualitative bottom-up fundamental research. The qualitative research and analysis performed by the Sub-Adviser emphasizes identifying “enduring businesses.” The Sub-Adviser believes that enduring businesses are those that have growing cash flows, a durable competitive position and allocate capital wisely.

The Sub-Adviser’s qualitative fundamental analysis is performed to identify what it considers to be enduring businesses—high quality businesses with the following characteristics:
Growing Cash Flows: The Sub-Adviser believes growing cash flows unlocks the long-term power of compounding and looks for companies with:
•Predictable revenue streams
•Positive free cash flow generation and growth
Durable Competitive Position: Companies that can evolve and thrive in changing business environments which the Sub-Adviser believes helps moderate downside risk. The Sub-Adviser looks for companies with:
•Above-average returns on capital
•Sustainable business models and competitive advantages (i.e., favorable industry dynamics, adaptability in changing market conditions, and resilient economics over a full cycle)
Allocates Capital Wisely: Companies that are proven to be good stewards of their shareholders’ capital and have accomplished management teams with aligned interests, which the Sub-Adviser believes provides downside protection in challenging times, exhibited by:
•History of capital allocation aligned with shareholder value creation (i.e., reinvestment in the business and/or acquisitions at increasing rates of return followed by share repurchases and dividends)
•Investment grade balance sheet (i.e., limited use of debt to fund the business, low debt ratios, and high debt-service coverage)
The qualitative analysis is driven by bottom-up, company-level fundamental research and focuses on individual stocks from the investment universe that meet the Sub-Adviser’s investment criteria. This analysis includes conducting an in-depth review of company financials, gaining an understanding of the company’s industry dynamics and competitive positioning, assessing company management, and evaluating the company’s operating metrics (e.g., sales and earnings estimate revisions, returns on invested capital, gross and operating margin profiles). Companies that make it through this diligent, rigorous analysis are what the Sub-Adviser considers to be high quality, enduring businesses. The process is designed to be selective. Sector distribution emerges as a result of the Sub-Advisor’s bottom-up approach. Valuation is considered after analysis of the company’s business and industry dynamics and is a final component in balancing downside protection of the portfolio with upside potential. Valuation is viewed through a multi-dimensional lens including absolute metrics versus its history and peers, relative valuation metrics versus its history and peers, along with scenario analysis, focusing on paying fair prices for the right types of businesses.
The investment process begins by screening the approximately 1,000 largest companies by market capitalization for market liquidity, with only those companies with an average daily trading volume of $40 million or more making it to the next step. These companies are then further screened by utilizing a proprietary quantitative screening process to rank them based on factors that measure quality, value, growth, and stability, helping to further narrow the investment universe. The Sub-Adviser then conducts the qualitative bottom-up fundamental research described above.
Companies are generally purchased at approximately a 1-3% weight in the Fund and can grow to a cap of approximately 8%. All stocks in the portfolio are continually monitored, but overall changes generally occur monthly. Portfolio changes may occur more frequently when major events such as public health crises, geopolitical events such as war or terrorism, trade disputes, economic shocks, amongst others are believed by the Sub-Adviser to likely have an impact on the Fund’s portfolio. The Sub-Adviser’s sell discipline is guided by the same process used to originally screen the investment universe. An investment becomes a sell candidate if it is no longer considered to be an enduring business by the Sub-Adviser, it exhibits poor performance, when a better investment opportunity becomes available, or if the company is acquired.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Funds’ Principal Investment Risks.”
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
American Depositary Receipts. The Fund’s investments may include American Depositary Receipts (ADRs). ADRs are generally subject to the risks of investing directly in foreign securities and, in some cases, there may be less information available about the underlying issuers than would be the case with a direct investment in the foreign issuer. ADRs represent shares of foreign-based corporations. Investment in ADRs may be more or less liquid than the underlying shares in their primary trading market.
Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Sub-Adviser, including the use of quantitative analyses or methods. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results.
Growth-Style Investing Risk. Stocks of companies the Sub-Adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. If the Sub-Adviser’s assessment of a company’s prospects for earnings growth, or how other investors will value the company’s earnings growth, is incorrect, the price of the stock may fall or may never reach the value the Sub-Adviser has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market and growth stocks may fall out of favor with investors for extended periods of time.
Value-Style Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the Sub-Adviser’s belief that the stock may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits should their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that their valuations may fall or never rise. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless. The market may not agree with the Sub-Adviser’s assessment of a stock’s intrinsic value, and value stocks may fall out of favor with investors for extended periods of time.
Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses quantitative models, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends.
Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
Information Technology Sector Risk. The Fund may invest in companies in the technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand both for their specific products or services and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction
Financials Sector Risk. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Insurance companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Consumer Discretionary Sector Risk. Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sector may outperform the consumer staples sector, but may underperform when economic conditions worsen.
Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Shares and greater risk of loss.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).

Limited Operating History. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with a more established record of performance.
PERFORMANCE
The following information provides some indication of the risks of investing in the Fund.
The Fund commenced investment operations on April 8, 2025 after the conversion of a separately managed account (the “Predecessor Account”) into shares of the Fund. The Predecessor Account commenced operations on January 1, 2020. The Sub-Adviser was the investment adviser for the Predecessor Account for the entire performance period shown.
The bar chart and the performance table below are for the Predecessor Account prior to the commencement of the Fund’s operations. The Fund’s objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Account. The Predecessor Account has been managed in substantially the same way as the Sub-Adviser manages the Fund. The returns for the Predecessor Account reflect its performance prior to the conversion into the Fund. In addition, the Predecessor Account’s performance shown below has been recalculated using the standardized SEC calculation methodologies and the management fee that applies to the Fund. The application of the Fund’s management fee has the effect of reducing the Predecessor Account’s performance. The Predecessor Account was not registered under the 1940 Act and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account’s performance may have been adversely affected. Past performance before and after taxes does not necessarily indicate how the Fund will perform in the future. Returns for the Fund’s shares reflect all charges, expenses, and fees of the Predecessor Account.
This bar chart shows the performance of the Predecessor Account for calendar years ended December 31. The table shows how the Predecessor Account’s average annual returns for one-year and since inception periods compare with those of a broad measure of market performance. . Performance information is also available on the Fund’s website at www.argentetfs.com or by calling the Fund at (215) 330-4476.
Calendar Year Total Returns
For the year-to-date period ended June 30, 2025, the Fund’s total return was 1.24%.
During the period of time shown in the bar chart, the Predecessor Account’s highest quarterly return was 14.45% for the quarter ended December 31, 2023, and the lowest quarterly return was -16.10% for the quarter ended June 30, 2022.

Average Annual Total Returns
(for periods ended December 31, 2024)

	1 Year	Since Inception (1/1/2020)
Return Before Taxes	20.59%	14.53%
Return After Taxes on Distributions	20.59%	14.53%
Return After Taxes on Distributions and Sale of Shares	12.19%	11.71%
Russell 1000 Total Return Index (reflects no deduction for fees or expenses)	24.51%	14.28%
Russell 3000 Total Return Index (reflects no deduction for fees or expenses)	23.81%	13.86%

After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Argent Capital Management, LLC (the “Sub-Adviser”)
PORTFOLIO MANAGER
M. Jed Ellerbroek, Jr., CFA, Portfolio Manager of the Sub-Adviser, has been primarily responsible for the day-to-day management of the Fund since inception.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.